Virtus Stone Harbor Emerging Markets High Yield Bond ETF (the “Fund”)

a series of Virtus ETF Trust II

Supplement dated July 2, 2026, to the

Summary Prospectus and Statutory Prospectus, each dated November 28, 2025, as supplemented to date

IMPORTANT NOTICE TO INVESTORS

On December 31, 2026, James E. Craige, CFA, will step down as a portfolio manager of the Fund.

Separately, Steffen Reichold, Ph.D., is hereby added as a portfolio manager of the Fund, effective July 2, 2026. Following are the resulting changes to the Prospectuses.

The disclosure under “MANAGEMENT OF THE FUND – Portfolio Managers” in the Fund’s summary prospectus and in the summary section of the Fund’s statutory prospectus is hereby replaced in its entirety with the following:

The following employees of Stone Harbor are the Fund’s portfolio managers, each of whom is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio and has served in such position as noted: James E. Craige, CFA (since December 2022); Richard Lange (since December 2022); Stuart Sclater-Booth (since December 2022); Darin Batchman (since December 2022); and Steffen Reichold, Ph.D. (since July 2026). Mr. Craige will step down as a portfolio manager of the Fund on December 31, 2026.

The portfolio manager biographies on page 101 of the statutory prospectus with respect to Stone Harbor are hereby replaced in their entirety.

Stone Harbor

•	Darin Batchman. Mr. Batchman serves as a Portfolio Manager of Stone Harbor. Prior to joining the predecessor to Stone Harbor in 2011, Mr. Batchman served as a Director of Latin America Integrated Credit Trading at Deutsche Bank Securities, an Associate Director of Emerging Markets Fixed Income Research at Bear Stearns & Co. Inc., and a High Yield Research Associate in the Emerging Markets Group at Credit Suisse First Boston/Donaldson, Lufkin & Jenrette. Mr. Batchman has 25 years of industry experience.
•	James E. Craige, CFA. Mr. Craige serves as a Portfolio Manager of Stone Harbor. Prior to joining the predecessor to Stone Harbor in 2006, Mr. Craige served as a Managing Director and Senior Portfolio Manager for emerging markets debt portfolios at Salomon Brothers Asset Management Inc.; Joined Salomon Brothers Asset Management Inc. in 1992. Mr. Craige has 37 years of industry experience.

•	Richard Lange. Mr. Lange serves as a Portfolio Manager of Stone Harbor. Prior to joining the predecessor to Stone Harbor in 2010, Mr. Lange served as a Trader for Autonomy Capital Group in London and the Director for Latin America Corporate Credit Trading at Deutsche Bank. Mr. Lange has 20 years of industry experience.
•	Steffen Reichold, Ph.D. Dr. Reichold serves as a Portfolio Manager and Chief Emerging Markets Economist at Stone Harbor. Prior to joining the predecessor to Stone Harbor in 2009, Dr. Reichold served as an economist for the Asia and Pacific Department (2006 to 2009) as well as an economist for Policy Development and Review at the International Monetary Fund (2003 to 2006). Dr. Reichold has 23 years of industry experience.

•	Stuart Sclater-Booth. Mr. Sclater-Booth serves as a Portfolio Manager of Stone Harbor. Prior to joining the predecessor to Stone Harbor in 2014, Mr. Sclater-Booth served as Managing Director and head of Emerging Markets Debt strategy for Goldman Sachs from 2009-2010 and 2011-2014; Executive Director—Global Head of Emerging Markets Macro Strategy, Executive Director—Emerging Markets Proprietary Trading, Vice President, Head of Trade Strategy for JP Morgan Chase Securities from 1998-2009 and 2010-2011. Mr. Sclater-Booth has 33 years of industry experience.

Investors should retain this supplement with the Summary Prospectus and Statutory Prospectus for future reference.